Exhibit 99.2
Exhibit 99.2 Fannie Mae 2009 First Quarter Credit Supplement May 8, 2009

These materials present tables and other information about Fannie Mae, including information contained in Fannie Mae’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, the “2009 Q1 Form 10-Q.” Some of the terms used in these materials are defined and discussed more fully in the 2009 Q1 Form 10-Q and Fannie Mae’s Annual Report on Form 10-K for the year ended December 31, 2008, “2008 Form 10-K”. These materials should be reviewed together with the 2009 Q1 Form 10-Q and 2008 Form 10-K, copies of which are available on Fannie Mae’s Web site at www.fanniemae.com under the “Investor Relations” section of the Web site.
This presentation includes forward-looking statements relating to future home price declines. These statements are based on our opinions, analyses, estimates, forecasts and other views on a variety of economic and other information, and changes in the assumptions and other information underlying these views could produce materially different results. The impact of future home price declines on our business, results or financial condition will depend on many other factors. 1

Table of Contents
Slide
Home Price Growth/Decline Rates in the U.S. 3
Home Price Declines Peak-to-Current (by State) as of 2009 Q1 4
Fannie Mae Credit Profile by Key Product Features 5
Fannie Mae Credit Profile by Vintage and Key Product Features 6
Single-Family Cumulative Default Rate 7
Fannie Mae Credit Profile by State 8
Single-Family Serious Delinquency Rates by State and Region 9
Home Price Growth/Decline and Fannie Mae Real Estate Owned (REO) in Selected States 10
Fannie Mae Alt-A Credit Profile by Key Product Features 11
Fannie Mae Alt-A Loans Versus Loans Underlying Private-Label Alt-A Securities 12
Workouts by Type 13
Fannie Mae Multifamily Credit Profile 14 2

FannieMae

Home Price Growth/Decline Rates in the U.S.

Fannie Mae Home Price Index



15%
10%
5%
0%
-5%
-10%
-15%
6.7%
5.7%
8.1%
7.4%
10.5%
11.4%
2.7%
-3.7%
-9.8%
Forecast
-7% to -12%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

S&P/Case-Shiller Index	**9.8%**	**7.7%**	**10.6%**	**10.7%**	**14.6%**	**14.7%**	**-0.3%**	**-8.7%**	**-18.2%**

Growth rates are from period-end to period-end.

- We expect 2009 home price declines to be in the 7% to 12% range, based upon the Fannie Mae Home Price Index. This 7% to 12% range is comparable to a 12% to 18% range using the S&P/Case-Shiller index method.
- We expect peak-to-trough declines in home prices to be in the 20% to 30% range (33% to 46% using the S&P/Case-Shiller index method).

Note: Our estimates differ from the S&P/Case-Shiller index in two principal ways: (1) our estimates weight expectations for each individual property by number of properties, whereas the S&P/Case-Shiller index weights expectations of home price declines based on property value, causing declines in home prices on higher priced homes to have a greater effect on the overall result; and (2) our estimates do not include sales of foreclosed homes because we believe that differing maintenance practices and the forced nature of the sales make foreclosed home prices less representative of market values, whereas the S&P/Case-Shiller index includes sales of foreclosed homes. The S&P/Case Shiller comparison numbers shown above are calculated using our models and assumptions, but modified to use these two factors (weighting of expectations based on property value and the inclusion of foreclosed property sales). In addition to these differences, our estimates are based on our own internally available data combined with publicly available data, and are therefore based on data collected nationwide, whereas the S&P/Case-Shiller index is based only on publicly available data, which may be limited in certain geographic areas of the country. Our comparative calculations to the S&P/Case-Shiller index provided above are not modified to account for this data pool difference.

3

Home Price Declines Peak-to-Current (by State) as of 2009 Q1

Percentage of Fannie Mae's Single-Family Conventional Mortgage Credit Book of Business



United States -16.5%
Mountain
-24.7%
9.2%
West North Central
-8.8%
5.3%
East North Central
-15.8%
13.0%
New England
-15.4%
5.9%
Middle Atlantic
-8.5%
11.9%
Pacific
-33.3%
22.3%
South Atlantic
-22.0%
21.3%
West South Central
-2.7%
7.0%
East South Central
-4.7%
3.7%
AK -4.1% 0.2%
WA -15.3% 3.4%
OR -16.5% 1.7%
CA -40.4% 16.3%
NV -47.7% 1.3%
ID -14.8% 0.5%
MT -5.2% 0.3%
WY -6.1% 0.2%
UT -13.3% 1.0%
CO -15.9% 2.5%
AZ -41.7% 2.8%
NM -8.5% 0.6%
ND -4.4% 0.1%
SD -3.3% 0.1%
NE -5.5% 0.4%
KS -3.2% 0.6%
OK -3.0% 0.6%
TX -2.9% 4.9%
MN -18.8% 1.9%
IA -3.1% 0.6%
MO -9.0% 1.5%
AR -3.6% 0.5%
LA -1.9% 0.9%
WI -8.0% 1.6%
IL -17.5% 4.5%
MI -30.9% 2.9%
IN -6.0% 1.3%
OH -10.3% 2.7%
KY -3.5% 0.7%
TN -6.1% 1.4%
MS -4.8% 0.5%
AL -4.3% 1.1%
GA -10.6% 3.0%
FL -43.9% 7.3%
SC -5.6% 1.3%
NC -3.9% 2.6%
WV -2.9% 0.2%
VA -20.6% 3.4%
PA -5.2% 3.0%
NY -9.4% 5.1%
VT -5.9% 0.2%
NH -20.8% 0.6%
ME -7.9% 0.4%
MA -17.2% 3.0%
RI -24.9% 0.4%
CT -16.8% 1.4%
NJ -16.5% 3.8%
DE -10.0% 0.4%
DC -18.7% 0.3%
MD -20.4% 2.8%
HI -20.2% 0.8%
State Home Price Decline
Below -15%
-15% to -10%
-10% to -5%
-5% to 0%

- Top %: State/Region Home Price Decline Rate % from applicable peak in that state through March 31, 2009
- Bottom %: % of single-family conventional mortgage credit book of business by unpaid principal balance as of March 31, 2009

Note: Regional home price decline percentages are a housing stock unit-weighted average of home price decline percentages of states within each region.

Source: Fannie Mae. Initial estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of March 2009, supplemented by preliminary data available for home sales scheduled to be settled in April and May 2009. Including subsequent data may lead to materially different results.

4

FannieMae

Fannie Mae Credit Profile by Key Product Features

Credit Characteristics of Single-Family Conventional Mortgage Credit Book of Business

As of March 31, 2009	Overall Book	Negative-Amortizing Loans	Interest-Only Loans	Loans with FICO < 620	Loans with FICO ≥ 620 and < 660	Loans with Original LTV Ratio > 90%	Loans with FICO < 620 and Original LTV Ratio > 90%	Alt-A Loans [1]	Subprime Loans [1]	Jumbo Conforming Loans [1]
Unpaid Principal Balance (billions) *	$2,760.7	$16.6	$206.4	$120.1	$251.5	$273.9	$26.5	$283.5	$8.2	$26.0
Share of Single-Family Conventional Credit Book [1]	100.0%	0.6%	7.5%	4.3%	9.1%	9.9%	1.0%	9.7%	0.3%	0.9%
Average Unpaid Principal Balance	$149,888	$140,747	$241,888	$125,966	$141,178	$141,547	$119,095	$169,546	$150,233	$567,449
Serious Delinquency Rate	3.15%	7.29%	11.86%	10.52%	7.18%	7.78%	17.84%	9.54%	17.95%	0.35%
Origination Years 2005-2007	43.8%	61.8%	80.8%	56.0%	54.5%	57.9%	69.7%	72.9%	80.6%	0.9%
Weighted Average Original Loan-to-Value (Original LTV) Ratio	71.7%	71.2%	75.5%	76.7%	77.4%	97.2%	98.1%	72.7%	77.2%	67.5%
Original Loan-to-Value Ratio > 90	9.9%	0.3%	9.1%	22.0%	20.9%	100.0%	100.0%	5.3%	6.8%	0.0%
Weighted Average Mark-to-Market Loan-to-Value Ratio	73.4%	94.1%	99.4%	79.5%	81.0%	101.0%	101.0%	86.3%	91.4%	71.6%
Mark-to-Market Loan-to-Value Ratio > 100	14.0%	47.9%	42.4%	19.6%	21.3%	45.5%	46.5%	27.9%	29.2%	1.6%
Weighted Average FICO	725	699	725	588	641	695	592	719	623	763
FICO < 620	4.3%	10.0%	1.3%	100.0%	0.0%	9.7%	100.0%	0.7%	47.8%	0.5%
FICO ≥ 620 and < 660	9.1%	9.9%	7.8%	0.0%	100.0%	19.2%	0.0%	8.8%	27.8%	0.3%
Fixed-rate	90.5%	0.1%	39.6%	93.5%	92.2%	94.2%	96.0%	72.2%	73.0%	96.4%
Primary Residence	89.8%	70.1%	84.8%	96.7%	94.3%	97.1%	99.4%	77.6%	96.6%	98.0%
Condo/Co-op	9.3%	13.6%	16.3%	4.9%	6.6%	9.9%	6.0%	10.8%	4.7%	11.0%
Credit Enhanced [2]	20.4%	75.8%	35.3%	34.1%	35.7%	92.0%	93.2%	38.7%	63.4%	9.8%
% of 2007 Credit Losses [3]	100.0%	0.9%	15.0%	18.8%	21.9%	17.4%	6.4%	27.8%	1.0%	0.0%
% of 2008 Credit Losses [3]	100.0%	2.9%	34.2%	11.8%	17.4%	21.3%	5.4%	45.6%	2.0%	0.4%
% of 2008 Q3 Credit Losses [3]	100.0%	3.8%	36.2%	11.3%	16.8%	21.5%	5.4%	47.6%	2.1%	0.2%
% of 2008 Q4 Credit Losses [3]	100.0%	2.2%	33.1%	11.5%	17.2%	23.1%	5.2%	43.2%	2.0%	1.1%
% of 2009 Q1 Credit Losses [3]	100.0%	1.8%	34.2%	10.7%	16.0%	22.5%	6.5%	39.2%	2.0%	0.0%

[1] Alt-A, Subprime, and Jumbo Conforming Loans are calculated as a percentage of the single-family mortgage credit book of business, which includes government loans. Government loans are guaranteed or insured by the U.S. Government or its agencies, such as the Department of Veterans Affairs (VA), the Federal Housing Administration (FHA) or the Rural Housing and Community Facilities Program of the Department of Agriculture.

[2] Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional mortgage credit book of business. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement.

[3] Expressed as a percentage of credit losses for the single-family mortgage credit book of business. For information on total credit losses, refer to Fannie Mae's 2009 Q1 Form 10-Q and 2008 Form 10-K.

Note: Categories are not mutually exclusive; numbers are not additive across columns. FICO scores reported in the table are those provided by the sellers of the mortgage loans at time of delivery.

** Excludes non-Fannie Mae securities held in portfolio and Alt-A and subprime wraps, for which Fannie Mae does not have loan-level information. Fannie Mae has access to detailed loan-level information on approximately 96% of our conventional single-family mortgage credit book of business. Certain data contained in this presentation are based upon information that Fannie Mae receives from third-party sources. Although Fannie Mae generally considers this information reliable, it does not guarantee that it is accurate or suitable for any particular purpose.*

5

FannieMae

Fannie Mae Credit Profile by Vintage and Key Product Features

Credit Characteristics of Single-Family Conventional Mortgage Credit Book of Business by Vintage

As of March 31, 2009	Overall Book	Vintages: 2009 Q1	2008	2007	2006	2005	2004 and Earlier
Unpaid Principal Balance (billions) *	$2,760.7	$127.8	$443.4	$512.9	$355.7	$341.0	$979.9
Share of Single-Family Conventional Credit Book	100.0%	4.6%	16.1%	18.6%	12.9%	12.4%	35.5%
Average Unpaid Principal Balance	$149,888	$220,062	$207,064	$189,432	$173,490	$161,951	$110,940
Serious Delinquency Rate	3.15%	0.00%	1.19%	6.77%	6.97%	3.94%	1.66%
Weighted Average Original Loan-to-Value Ratio	71.7%	66.8%	72.2%	76.5%	74.0%	71.8%	68.8%
Original Loan-to-Value Ratio > 90	9.9%	2.3%	9.5%	18.1%	10.8%	8.0%	7.2%
Weighted Average Mark-to-Market Loan-to-Value Ratio	73.4%	66.7%	77.5%	90.9%	90.8%	80.5%	54.3%
Mark-to-Market Loan-to-Value Ratio > 100	14.0%	0.0%	9.0%	30.0%	29.1%	18.9%	2.6%
Weighted Average FICO	725	762	740	714	716	723	724
FICO < 620	4.3%	0.3%	2.2%	6.5%	5.4%	4.2%	4.4%
FICO ≥ 620 and < 660	9.1%	1.4%	5.2%	12.2%	11.5%	9.8%	9.1%
Interest Only	7.5%	0.1%	5.1%	14.4%	16.4%	10.1%	1.7%
Negative-Amortizing	0.6%	0.0%	0.0%	0.1%	1.3%	1.5%	0.6%
Fixed-rate	90.5%	99.9%	93.3%	91.2%	86.5%	83.6%	91.6%
Primary Residence	89.8%	94.6%	89.1%	88.6%	86.9%	87.9%	91.7%
Condo/Co-op	9.3%	6.7%	11.0%	11.0%	11.2%	10.1%	7.1%
Credit Enhanced (1)	20.4%	8.7%	21.7%	31.0%	28.3%	20.9%	12.8%
% of 2007 Credit Losses (2)	100.0%	0.0%	0.0%	1.9%	21.3%	23.6%	53.2%
% of 2008 Credit Losses (2)	100.0%	0.0%	0.5%	27.9%	34.9%	19.3%	17.3%
% of 2008 Q3 Credit Losses (2)	100.0%	0.0%	0.4%	31.3%	35.2%	18.3%	14.9%
% of 2008 Q4 Credit Losses (2)	100.0%	0.0%	1.3%	32.0%	34.2%	17.7%	14.9%
% of 2009 Q1 Credit Losses (2)	100.0%	0.0%	2.6%	34.0%	31.7%	17.6%	14.1%
Cumulative Default Rate (3)	—	—	0.06%	1.08%	1.80%	1.30%	—

(1) Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional mortgage credit book of business. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement.

(2) Expressed as a percentage of credit losses for the single-family mortgage credit book of business. For information on total credit losses, refer to Fannie Mae's 2009 Q1 Form 10-Q and 2008 Form 10-K.

(3) Default means loans that have been liquidated other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, preforeclosure sales, sales to third parties and deeds in lieu of foreclosure. Cumulative Default Rate is total number of defaulted loans since origination divided by total originated loans. As of March 31, 2009, 2004 vintage cumulative default rate was 0.99% and 2003 vintage cumulative default rate was 0.62%.

Note: FICO scores reported in the table are those provided by the sellers of the mortgage loans at time of delivery.

** Excludes non-Fannie Mae securities held in portfolio and Alt-A and subprime wraps, for which Fannie Mae does not have loan-level information. Fannie Mae has access to detailed loan-level information on approximately 96% of our conventional single-family mortgage credit book of business. Certain data contained in this presentation are based upon information that Fannie Mae receives from third-party sources. Although Fannie Mae generally considers this information reliable, it does not guarantee that it is accurate or suitable for any particular purpose.*

6

Single-Family Cumulative Default Rate Originations from 2000 through 2008 2.00% 2006
1.80% 1.60% 2000 Rate 1.40% 2000
2005 2001
1.20% 2002
2007 2001
Default 2004 2003 1.00%
2002 2004
0.80% 2005 Cumulative 0.60% 2003 2006
2007
0.40% 2008 0.20% 2008 0.00% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2
Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 - — — - — — — - — — — — - — — — - — — — — - — — — - — — — — - — — — - — -
Yr1 Yr1 Yr1 Yr1 Yr2 Yr2 Yr2 Yr2 Yr3 Yr3 Yr3 Yr3 Yr4 Yr4 Yr4 Yr4 Yr5 Yr5 Yr5 Yr5 Yr6 Yr6 Yr6 Yr6 Yr7 Yr7 Yr7 Yr7 Yr8 Yr8 Yr8 Yr8 Yr9 Yr9 Yr9 Yr9 Yr10
Time Since Origination
Note: Cumulative default rates include loans that have been liquidated other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, preforeclosure sales, sales to third parties and deeds in lieu of foreclosure.
Data as of March 31, 2009 is not necessarily indicative of the ultimate performance and are likely to change, perhaps materially, in future periods. 7

FannieMae

Fannie Mae Credit Profile by State

Credit Characteristics of Single-Family Conventional Mortgage Credit Book of Business by State

As of March 31, 2009	Overall Book	AZ	CA	FL	MI	NV	OH
Unpaid Principal Balance (billions) *	$2,760.7	$78.2	$448.7	$200.4	$79.4	$35.9	$73.8
Share of Single-Family Conventional Credit Book	100.0%	2.8%	16.3%	7.3%	2.9%	1.3%	2.7%
Average Unpaid Principal Balance	$149,888	$160,234	$204,733	$145,396	$117,961	$179,116	$107,025
Serious Delinquency Rate	3.15%	5.00%	3.33%	8.07%	3.37%	7.05%	3.17%
Origination Years 2005-2007	43.8%	58.7%	39.0%	58.0%	36.3%	58.7%	38.5%
Weighted Average Original Loan-to-Value Ratio	71.7%	73.6%	63.0%	73.3%	73.9%	74.4%	77.1%
Original Loan-to-Value Ratio > 90	9.9%	9.7%	2.9%	10.7%	9.8%	9.3%	15.2%
Weighted Average Mark-to-Market Loan-to-Value Ratio	73.4%	95.5%	74.8%	94.6%	85.8%	106.7%	72.6%
Mark-to-Market Loan-to-Value Ratio >100	14.0%	42.3%	23.2%	43.1%	28.7%	57.3%	7.2%
Weighted Average FICO	725	726	733	718	722	724	721
FICO < 620	4.3%	3.5%	2.7%	5.3%	5.3%	3.1%	5.5%
FICO ≥ 620 and < 660	9.1%	9.1%	6.8%	10.7%	10.3%	9.1%	10.4%
Interest Only	7.5%	15.2%	12.4%	11.5%	4.6%	20.4%	2.9%
Negative Amortizing	0.6%	0.7%	2.2%	1.1%	0.2%	1.8%	0.1%
Fixed-rate	90.5%	85.4%	84.9%	87.2%	90.1%	77.6%	94.1%
Primary Residence	89.8%	83.5%	88.4%	81.8%	92.7%	80.2%	94.2%
Condo/Co-op	9.3%	5.5%	11.9%	15.6%	9.4%	7.7%	4.4%
Credit Enhanced [1]	20.4%	22.0%	11.8%	23.3%	19.2%	26.9%	26.6%
% of 2007 Credit Losses [2]	100.0%	1.8%	7.2%	4.7%	26.1%	1.2%	13.1%
% of 2008 Credit Losses [2]	100.0%	8.0%	25.2%	10.9%	12.5%	4.9%	3.7%
% of 2008 Q3 Credit Losses [2]	100.0%	8.6%	31.1%	10.2%	10.9%	4.8%	3.1%
% of 2008 Q4 Credit Losses [2]	100.0%	9.9%	19.5%	15.0%	9.1%	5.8%	3.2%
% of 2009 Q1 Credit Losses [2]	100.0%	12.2%	26.3%	12.0%	6.9%	7.2%	2.0%

[1] Unpaid principal balance of all loans with credit enhancement as a percentage of unpaid principal balance of single-family conventional mortgage credit book of business. Includes primary mortgage insurance, pool insurance, lender recourse and other credit enhancement.

[2] Expressed as a percentage of credit losses for the single-family mortgage credit book of business. For information on total credit losses, refer to Fannie Mae's 2009 Q1 Form 10-Q and 2008 Form 10-K.

Note: FICO scores reported in the table are those provided by the sellers of the mortgage loans at time of delivery.

***** Excludes non-Fannie Mae securities held in portfolio and Alt-A and subprime wraps, for which Fannie Mae does not have loan-level information. Fannie Mae has access to detailed loan-level information on approximately 96% of our conventional single-family mortgage credit book of business. Certain data contained in this presentation are based upon information that Fannie Mae receives from third-party sources. Although Fannie Mae generally considers this information reliable, it does not guarantee that it is accurate or suitable for any particular purpose.*

8

Single-Family Serious Delinquency Rates by State and Region Serious Delinquency Rates by State March 31, 2008 June 30, 2008 September 30, 2008 December 31, 2008 March 31, 2009
Arizona 1.12% 1.51% 2.14% 3.41% 5.00% California 0.76% 1.05% 1.44% 2.30% 3.33% Florida 2.32% 3.21% 4.37% 6.14% 8.07% Michigan 1.46% 1.57% 1.86% 2.64% 3.37% Nevada 1.69% 2.25% 3.08% 4.74% 7.05% Ohio 1.87% 1.95% 2.19% 2.68% 3.17%
Total conventional single- 1.15% 1.36% 1.72% 2.42% 3.15%
family loans Serious Delinquency Rates by Region (1) Midwest 1.44% 1.57% 1.86% 2.44% 3.02% Northeast 1.05% 1.21% 1.47% 1.97% 2.53% Southeast 1.44% 1.80% 2.34% 3.27% 4.24% Southwest 0.94% 1.08% 1.35% 1.98% 2.45% West 0.72% 0.97% 1.33% 2.10% 3.06%
Total conventional single- 1.15% 1.36% 1.72% 2.42% 3.15% family loans (1) For information on which states are contained within each region, refer to Fannie Mae’s 2009 Q1 Form 10-Q. 9

FannieMae

Home Price Growth/Decline and Fannie Mae Real Estate Owned (REO) in Selected States

State	REO Acquisitions (Number of Properties)							REO Inventory as of March 31, 2008	REO Inventory as of March 31, 2009	1-Year HP Growth April 2008 to March 2009*	5-Year Annualized HP Growth April 2004 to March 2009*
	2007	2008	2008 Q1	2008 Q2	2008 Q3	2008 Q4	2009Q1				
Arizona	751	5,532	632	1,315	1,887	1,698	2,526	990	4,826	-26.4%	-0.4%
California	1,681	10,624	1,477	2,918	4,399	1,830	3,719	2,575	8,207	-22.4%	-3.0%
Florida	1,714	6,159	966	1,404	1,874	1,915	1,680	1,887	3,840	-25.2%	-1.9%
Michigan	8,067	11,749	3,259	3,035	3,418	2,037	2,415	9,125	9,551	-13.8%	-5.9%
Nevada	530	2,906	403	686	1,005	812	1,210	711	2,405	-30.1%	-4.6%
Ohio	4,433	5,289	1,239	1,424	1,485	1,141	713	3,084	2,578	-4.5%	-0.8%
All other States	31,945	52,393	12,132	13,181	15,515	11,565	13,111	24,795	30,964	-5.6%	2.3%
Total	49,121	94,652	20,108	23,963	29,583	20,998	25,374	43,167	62,371	-9.7%	0.9%

*Initial estimate based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of March 2009, supplemented by preliminary data available for home sales scheduled to be settled in April and May 2009. Including subsequent data may lead to materially different results.

Foreclosure levels in the fourth quarter of 2008 and the first quarter of 2009 were below what they otherwise would have been due to the suspension of foreclosure acquisitions on occupied single-family properties between the periods November 26, 2008 through January 31, 2009 and February 17, 2009 through March 6, 2009.

On a national basis, REO net sales prices compared with unpaid principal balances of mortgage loans have decreased as follows, driving increases in loss severities:

- 74% in 2008 Q1
- 74% in 2008 Q2
- 70% in 2008 Q3
- 61% in 2008 Q4
- 57% in 2009 Q1

10

Fannie Mae Alt-A Credit Profile by Key Product Features Credit Characteristics of Alt-A Single-Family Mortgage Credit Book of Business by Vintage
Vintage
As of March 31, 2009 Alt-A (1) 2008 2007 2006 2005 2004 and
Earlier Unpaid principal balance (billions) * $283.5 $6.8 $73.3 $80.0 $53.4 $70.0
Share of Alt-A 100.0% 2.4% 25.9% 28.2% 18.8% 24.7%
Weighted Average Original Loan-to-Value Ratio 72.7% 66.3% 74.9% 74.0% 72.5% 69.7% Original Loan-to-Value Ratio > 90 5.3% 2.2% 8.9% 4.8% 3.2% 4.2% Weighted Average Mark-to-Market Loan-to-Value Ratio 86.3% 73.8% 96.3% 98.5% 89.9% 60.1% Mark-to-Market Loan-to-Value Ratio > 100 27.9% 8.6% 37.3% 38.7% 30.6% 5.6%
Weighted Average FICO 719 729 713 715 725 723
FICO < 620 0.7% 0.2% 0.5% 0.5% 0.4% 1.4% FICO 620 and < 660 8.8% 2.1% 10.7% 10.6% 6.6% 7.2% Adjustable-rate 27.8% 10.3% 22.4% 30.2% 40.3% 22.7% Interest Only 29.7% 7.3% 38.4% 38.9% 30.1% 12.0% Negative Amortizing 2.8% 0.0% 0.0% 3.8% 6.6% 1.9% Investor 17.3% 17.7% 19.5% 17.0% 19.3% 13.7% Condo/Co-op 10.8% 6.7% 10.0% 11.8% 13.1% 9.3% California 21.8% 20.1% 22.0% 19.8% 20.7% 24.9% Florida 11.1% 8.6% 11.8% 12.8% 12.3% 7.7% Credit Enhanced (2) 38.7% 13.1% 35.9% 53.3% 46.7% 21.3% 2008 Q1 Serious Delinquency Rate 2.96% 0.00% 2.85% 4.34% 3.23% 1.79% 2008 Q2 Serious Delinquency Rate 3.79% 0.19% 4.37% 5.60% 3.94% 1.97% 2008 Q3 Serious Delinquency Rate 4.92% 0.94% 6.29% 7.27% 4.79% 2.30% 2008 Q4 Serious Delinquency Rate 7.03% 2.14% 9.61% 10.24% 6.64% 3.06% 2009 Q1 Serious Delinquency Rate 9.54% 4.20% 13.51% 13.67% 8.86% 3.97% % of 2007 Credit Losses (3) 27.8% 0.0% 0.7% 9.8% 9.7% 7.7% % of 2008 Credit Losses (3) 45.6% 0.0% 12.4% 20.2% 9.7% 3.4% % of 2008 Q3 Credit Losses (3) 47.6% 0.0% 14.0% 20.9% 9.7% 3.1% % of 2008 Q4 Credit Losses (3) 43.2% 0.1% 13.1% 18.8% 8.2% 2.9% % of 2009 Q1 Credit Losses (3) 39.2% 0.5% 31.1% 41.3% 19.6% 7.5% Cumulative Default Rate (4) 0.19% 2.52% 3.63% 2.62%
(1) “Alt-A mortgage loan” generally refers to a mortgage loan that can be underwritten with reduced or alternative documentation than that required for a full documentation mortgage loan but may also include other alternative product features. In reporting our Alt-A exposure, we have classified mortgage loans as Alt-A if the lenders that deliver the mortgage loans to us have classified the loans as Alt-A based on documentation or other product features. We have classified private-label mortgage-related securities held in our investment portfolio as Alt-A if the securities were labeled as such when issued. We omitted the 2009 vintage column because only one Alt-A loan originating in 2009 has been acquired as of March 31, 2009.
(2) Defined as unpaid principal balance of Alt-A loans with credit enhancement as a percentage of unpaid principal balance of all Alt-A loans. At March 31, 2009, 8.7% of unpaid principal balance of Alt-A loans carried only primary mortgage insurance (no deductible), 26.3% had only pool insurance (which is generally subject to a deductible), 3.1% had primary mortgage insurance and pool insurance, and 0.6% carried other credit enhancement such as lender recourse.
(3) Expressed as a percentage of credit losses for the single-family mortgage credit book of business. For information on total credit losses, refer to Fannie Mae’s 2009 Q1 Form 10-Q and 2008 Form 10-K.
(4) Default loans means loans that have been liquidated other than through voluntary pay-off or repurchase by lenders and include loan foreclosures, preforeclosure sales, sales to third parties and deeds in lieu of foreclosure.
Note: FICO scores reported in the table are those provided by the sellers of the mortgage loans at time of delivery.
* Excludes non-Fannie Mae securities held in portfolio and Alt-A and subprime wraps, for which Fannie Mae does not have loan-level information. Fannie Mae has access to detailed loan-level information on approximately 96% of our conventional single-family mortgage credit book of business. Certain data contained in this presentation are based upon information that Fannie Mae receives from third-party sources. Although Fannie Mae generally considers this information reliable, it does not guarantee that it is accurate or suitable for any particular purpose. 11

Fannie Mae Alt-A Loans Versus Loans Underlying Private-Label Alt-A Securities Fannie Mae Alt-A Versus Private-Label Security Conforming Alt-A
Cumulative Default Rates For Fannie Mae Alt-A And Private-Label Alt-A For 2005, 2006 and 2007 Cohorts
Fannie Mae Alt-A Private-Label Alt-A Outstanding Alt-A loans Outstanding loans in Fannie Mae’s Single- backing non-agency Family Guaranty Book of Conforming Alt-A MBS Business as of February 2009 as of February 2009
FICO 719 710
Original Loan-to-Value Ratio73% 75% Combined Loan-to-Value Ratio at Origination (1)77% 81% Geography California 22% 27% Florida 11% 13% Product Type Fixed Rate 72% 51% Adjustable-Rate 28% 49% Interest-Only 20% 25% Negative-Amortizing3% 19% Investor 17% 21% Rates Default Cumulative 9% 2006 PLS 8% 7% 6% 2005 PLS 2007 PLS 5% 4% 3% 2007 FM 2006 FM 2% 2005 FM 1% 0% 1 3 5 7 911 13 15 17 19 21 23 25 27 29 31 3335 37 39 41 43 45 47 49 2005 PLS 2005 FM 2006 PLS 2006 FM 2007 PLS 2007 FM Months After Origination
(1) Includes first liens and any subordinate liens present at origination.
Data as of Feb-09 is not necessarily indicative of the ultimate performance and are likely to change, perhaps materially, in future periods.
Fannie Mae’s Cumulative Default Rates in the fourth quarter of 2008 and the first quarter of 2009 reflect the impact of the suspension of foreclosure acquisitions on occupied single-family properties between the periods November 26, 2008 through January 31, 2009 and February 17, 2009 through March 6, 2009. Private-label securities data source: First American CoreLogic, LoanPerformance data, which estimates it captures 97% of Alt-A private-label securities. The private-label securities data include some loans that Fannie Mae holds in its Alt-A securities portfolio. 12

Number of Loans
Workouts by Type
50,000
45,000
40,000
35,000
30,000 25,000 20,000 15,000
10,000
5,000
0 2008 Q1 2008 Q2 2008 Q3 2008 Q4 2009 Q1
Modifications HomeSaver AdvanceTM Repayment Plans Completed Forbearances Completed Deeds-in-Lieu Preforeclosure Sales
(1) Modifications involve changes to the original mortgage loan terms, that may include a change to the product type, interest rate, amortization term, maturity date and/or unpaid principal balance. (2) HomeSaver AdvanceTM are unsecured, personal loans to help qualified borrowers bring their delinquent mortgage loans current after a temporary financial difficulty. (3) Repayment plans involve plans to repay past due principal and interest over a reasonable period of time through temporarily higher monthly payments. Loans with repayment plans are included for loans that were at least 60 days delinquent. (4) Forbearances involve an agreement to suspend or reduce borrower payments for a period of time. Loans with forbearance plans are included for loans that were at least 90 days delinquent. (5) In a preforeclosure sale, the borrower, working with the servicer, sells the home and pays off all or part of the outstanding loan, accrued interest and other expenses from the sale proceeds. (6) Deeds in lieu of foreclosure involve the borrower voluntarily signing over title to the property without the added expense of a foreclosure proceeding. 13

FannieMae

Fannie Mae Multifamily Credit Profile

Multifamily Guaranty Book of Business

As of March 31, 2009	Unpaid Principal Balance (billions)	Share of Multifamily Guaranty Book of Business	% Seriously Delinquent [3]
Multifamily Guaranty Book of Business [1][2]	$172.57	100%	0.34%
By Acquisition Year:			
2009	$10.14	6%	0.00%
2008	$31.36	18%	0.18%
2007	$43.52	25%	0.51%
2006	$19.45	11%	0.44%
2005	$17.57	10%	0.20%
2004 and Earlier	$50.53	29%	0.39%
Originating loan-to-value ratio:			
Less than or equal to 80%	$164.70	95%	0.33%
Greater than 80%	$7.87	5%	0.69%
Loan Size Distribution:			
Less than or equal to $750K	$5.48	3%	0.69%
Greater than $750K or less than or equal to $3M	$23.59	14%	0.54%
Greater than $3M or less than or equal to $5M	$17.10	10%	0.51%
Greater than $5M or less than or equal to $25M	$69.08	40%	0.49%
Greater $25M	$57.32	33%	0.00%
Maturity Dates:			
Loans maturing in 2009	$10.88	6%	0.07%
Loans maturing in 2010	$4.31	3%	0.07%
Loans maturing in 2011	$8.79	5%	0.32%
Loans maturing in 2012	$16.24	9%	0.38%
Loans maturing in 2013	$19.55	11%	0.26%

(1) Excludes loans that have been defeased. Defeasance is prepayment of a loan through substitution of collateral, such as Treasury securities.

(2) Represents the portion for which Fannie Mae has access to detailed loan-level information. Certain data are based upon information received from third-party sources, and although Fannie Mae generally considers this information reliable, it does not guarantee that it is accurate or suitable for any particular purpose.

(3) Includes multifamily loans and securities that are 60 days or more past due.

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